UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2015

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-12441	41-1276891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One St. Jude Medical Drive,

St. Paul, MN 55117

(Address of principal executive offices, including zip code)

(651) 756-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01            Completion of Acquisition or Disposition of Assets.

On October 8, 2015, St. Jude Medical, Inc., a Minnesota corporation (“St. Jude Medical”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of Thoratec Corporation, a California corporation (“Thoratec”), by SJM Thunder Holding Company (“SJM Holdings”), a Delaware corporation and a wholly owned subsidiary of St. Jude Medical, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July 21, 2015 (the “Merger Agreement”), by and among SJM International, Inc. (“SJMI”), a Delaware corporation (which subsequently assigned its rights under the Merger Agreement to SJM Holdings, an affiliate of SJMI), Spyder Merger Corporation, a California corporation and a wholly owned subsidiary of SJM Holdings, Thoratec, and, solely with respect to certain provisions, St. Jude Medical.

This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K relating to the transactions described above.

Item 9.01            Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The Audited Consolidated Balance Sheet of Thoratec as of January 3, 2015, and the Audited Consolidated Statements of Operations, Comprehensive Income, Shareholders’ Equity, and Cash Flows for the year ended January 3, 2015, including the notes to such financial statements, incorporated by reference to Part II Item 8 of Thoratec’s Annual Report on Form 10-K filed with the SEC on February 19, 2015.

The Unaudited Condensed Consolidated Balance Sheet of Thoratec as of July 4, 2015, and the Unaudited Condensed Consolidated Statements of Operations, Comprehensive Income, and Cash Flows for the six months ended July 4, 2015 and June 28, 2014, including the notes to such financial statements, incorporated by reference to Part I Item 1 of Thoratec’s Quarterly Report on Form 10-Q filed with the SEC on August 5, 2015.

(b)         Pro Forma Financial Information.

The following unaudited pro forma information is attached as Exhibit 99.3 to this Amendment and incorporated herein by reference:

(i)               Unaudited Pro Forma Condensed Combined Balance Sheet as of July 4, 2015.

(ii)            Unaudited Pro Forma Condensed Combined Statement of Earnings for the six months ended July 4, 2015.

(iii)         Unaudited Pro Forma Condensed Combined Statement of Earnings for the fiscal year ended January 3, 2015.

(d)         Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1

Audited Consolidated Financial Statements of Thoratec (incorporated by reference to Part II Item 8 of Thoratec’s Annual Report on Form 10-K for the year ended January 3, 2015, as filed with the SEC on February 19, 2015).

99.2

Unaudited Condensed Consolidated Financial Statements of Thoratec (incorporated by reference to Part I Item I of Thoratec’s Quarterly Reports on Form 10-Q for the quarterly period ended July 4, 2015, as filed with the SEC on August 5, 2015).

99.3	Unaudited Pro Forma Condensed Combined Financial Information (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

St. Jude Medical, Inc.

DATE: December 18, 2015	By:	/s/ Jason Zellers
	Name:	Jason Zellers
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1

Audited Consolidated Financial Statements of Thoratec (incorporated by reference to Part II Item 8 of Thoratec’s Annual Report on Form 10-K for the year ended January 3, 2015, as filed with the SEC on February 19, 2015).

99.2

Unaudited Condensed Consolidated Financial Statements of Thoratec (incorporated by reference to Part I Item I of Thoratec’s Quarterly Reports on Form 10-Q for the quarterly period ended July 4, 2015, as filed with the SEC on August 5, 2015).

99.3	Unaudited Pro Forma Condensed Combined Financial Information (filed herewith).